                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Response USA, Inc.
 ...............................................................................
                (Name of Registrant as Specified In Its Charter)


 ...............................................................................
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         ......................................................................
         2) Aggregate number of securities to which transaction applies:
         ......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         ......................................................................
         4) Proposed maximum aggregate value of transaction:
         ......................................................................
         5) Total fee paid:
         ......................................................................
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         ......................................................................
         2) Form, Schedule or Registration Statement No.:
         ......................................................................
         3) Filing Party:
         ......................................................................

         4) Date Filed: .......................................................

                               RESPONSE USA, INC.
                               11-H PRINCESS ROAD
                        LAWRENCEVILLE, NEW JERSEY 08648

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 30, 1999

To the Stockholders of Response USA, Inc.:

    You are hereby notified that the annual meeting of stockholders of Response USA, Inc., a Delaware corporation (the "Company"), will be held at Burns & Levinson LLP, 125 Summer Street, Boston, MA 02110, on Tuesday, March 30, 1999, at 10:00 a.m. local time, for the following purposes:

        1. To elect five members to the Board of Directors of the Company to serve until their respective successors are elected and qualified;

        2. To adopt the Company's 1999 stock option plan (the "1999 Stock Option Plan");

        3. To ratify the selection by the Company of Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the year ended June 30, 1998; and

        4. To transact such other matters as may properly come before the meeting or any adjournments thereof.

    Only stockholders of record at the close of business on February 16, 1999 are entitled to notice of and to vote at the meeting.

    Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to any of the Proposals set forth herein.

    A proxy statement and proxy are enclosed herewith. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Also enclosed herewith is the Company's Annual Report for the fiscal year ended June 30, 1998. These materials are being distributed to stockholders beginning on or about February 23, 1999.

                                          By Order of the Board
                                          of Directors

                                          Ronald A. Feldman, Secretary

Lawrenceville, New Jersey
February 23, 1999

                               RESPONSE USA, INC.
                               11-H PRINCESS ROAD
                        LAWRENCEVILLE, NEW JERSEY 08648

                                  INTRODUCTION

    This proxy statement is furnished in connection with the solicitation of proxies for use at the annual meeting (the "Annual Meeting") of stockholders of Response USA, Inc. (the "Company"), to be held on Tuesday, March 30, 1999 and at any adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder by notifying the Company's Secretary at any time before it is voted, or by voting in person at the Annual Meeting. This proxy statement and accompanying proxy will be distributed to stockholders beginning on or about February 23, 1999. The principal executive offices of the Company are located at 11-H Princess Road, Lawrenceville, New Jersey 08648, telephone (609) 896-4500.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    Only stockholders of record at the close of business on February 16, 1999 (the "Record Date") are entitled to receive notice of, and vote at the Annual Meeting. As of February 16, 1999, the number and class of stock outstanding and entitled to vote at the meeting was 8,057,985 shares of common stock, par value $.008 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.

    The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the election of nominees as directors. In all matters other than election of directors, the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the adoption of such matters.

                           PROPOSALS TO STOCKHOLDERS
                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    Each nominee to the Board of Directors will serve until the next Annual Meeting of stockholders, or until his earlier resignation, removal from office, death or incapacity.

    Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Richard M. Brooks, Ronald A. Feldman, Robert L. May, A. Clinton Allen and Stuart R. Chalfin. Information is furnished below with respect to all nominees.

    The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to the Company by the respective nominees:

    RICHARD M. BROOKS has been Chief Executive Officer and Chairman of the Company since July 1994, a Director of the Company since August 1990, and has served as the President and Chief Financial Officer of the Company since February 1990. Mr. Brooks was Chief Operating Officer of the Company from February 1990 until July 1994. From August 1986 to February 1990, Mr. Brooks was general counsel to Response Ability Systems, Inc. ("Systems"). Mr. Brooks served as Regional Counsel Mid-Atlantic Region for the Interstate Commerce Commission from May 1979 to March 1983 and was a senior attorney for the United States Treasury Department from March 1974 to April 1979. Mr. Brooks received his Bachelor of Science Degree in Business Administration in June 1970 from Temple University, and graduated from Temple University School of Law in 1973.

    RONALD A. FELDMAN has been a Director, Secretary and Treasurer of the Company (including one of its subsidiaries prior to its acquisition by the Company) since August 1990 and an Executive Vice President since October 1998. He has also served as the Secretary and Treasurer of Systems from June 1990 and Vice President of the Company since April 1992. From August 1986 through September 1989, he was the supervisor of Systems' manufacturing operations and supervised the Company's monitoring activities since March 1987. Mr. Feldman attended Temple University from 1980 to 1982.

    ROBERT L. MAY has served as a Director, Executive Vice President and Chief Operating Officer of the Company since December 1997. Mr. May also served as President of Triple A Security Systems, Inc. ("Triple A"), a security services company, since 1981 and President of The Jupiter Group, Inc., d/b/a Triple A Patrol ("Triple A Patrol"), a company which provides guards, patrol and alarm response services, since 1992 prior to their acquisition by the Company. Mr. May also serves as a director of Integral Technologies, Inc., an industry software provider, and is a director of the Central Station Alarm Association. Mr. May has previously served as President of the Pennsylvania Burglar and Fire Alarm Association and the Alarm Dealers Association.

    A. CLINTON ALLEN has served as a Director of the Company since December 1997. Mr. Allen has also served as Vice Chairman and a director of The DeWolfe Companies Inc., a home ownership service company, since 1991. Mr. Allen is Chairman and Chief Executive Officer of A.C. Allen & Company, Inc., an investment banking consulting firm. Mr. Allen also serves as a director of Swiss Army Brands, Inc., a distributor of knives, cutlery and watches and is a member of its Executive Committee, and is a director of SweetWater, Inc., a water technology company. Mr. Allen also serves as a director and Vice Chairman of Psychemedics Corporation, a drug testing services company. Mr. Allen was the first outside director of Blockbuster Entertainment, was Chairman of its Compensation Committee and served in such capacities until it was sold to Viacom/Paramount in 1994. Mr. Allen is a party to a three-year consulting agreement with the Company commencing February 1999. See "Certain Relationships and Related Transactions".

    STUART R. CHALFIN has been a Director of the Company since October 1, 1997. Since 1975, Mr. Chalfin has been a principal of Fishbein & Company, P.C., independent public accountants, where he specializes in advising closely held businesses and professionals. Mr. Chalfin is affiliated with the Committee on Relations with Colleges and Universities and the Linda Creed Foundation and is a member of the American Institute of Certified Public Accountants. Mr. Chalfin is also a member of the Pennsylvania Institute of Certified Public Accountants, President of Stuart Financial Corp., a financial services firm and President of Monitoring Acquisition Corp., a dealer in monthly recurring revenue products. Mr. Chalfin performs certain consulting services for the Company. See "Certain Relationships and Related Transactions."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION
                         OF ALL NOMINEES FOR DIRECTORS.

INFORMATION CONCERNING BOARD MEETINGS

    The Company's Board of Directors met five times during the fiscal year ended June 30, 1998. All of the incumbent Directors attended 100% of such meetings, following their respective elections to the Board.

INFORMATION CONCERNING COMMITTEES OF THE BOARD

    The Company maintains an Audit Committee (responsible for reviewing policy matters and other issues with the Company's independent public accountants), consisting of Messrs. Brooks, Allen and Chalfin; and a Stock Option and Compensation Committee (responsible for the granting of stock options), consisting of Messrs. Chalfin and Allen. The Audit Committee met five times and the Stock Option and Compensation Committee met twice during the fiscal year ended June 30, 1998. All members of both Committees attended 100% of such meetings, following their respective elections to the Board.

                                   MANAGEMENT

    The current executive officers and directors of the Company are set forth below:

NAME                                                       AGE                            POSITION
-----------------------------------------------------      ---      -----------------------------------------------------

Richard M. Brooks(1).................................          50   Chief Executive Officer, President, Chief Financial
                                                                    Officer, Chairman of the Board and Director

Ronald A. Feldman....................................          36   Executive Vice President, Secretary, Treasurer and
                                                                    Director

Robert L. May........................................          41   Executive Vice President, Chief Operating Officer and
                                                                    Director

A. Clinton Allen(1)(2)...............................          54   Director

Stuart R. Chalfin(1)(2)..............................          57   Director

------------------------

(1) Member of Audit Committee

(2) Member of Stock Option and Compensation Committee

    Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. Other than the automatic grant of options to non-employee directors pursuant to the 1999 Stock Option Plan, Directors do not receive remuneration for their services as such, but may be reimbursed for expenses incurred in connection therewith, such as the cost of travel to Board meetings. Officers serve at the pleasure of the Board of Directors until their successors have been elected and have qualified. The Company currently intends to grant options to certain of the Directors under the 1999 Stock Option Plan, if adopted. See "Proposal No. 2."

    The following table sets forth the annual and long-term compensation for services in all capacities paid by the Company to its Chief Executive Officer and each executive officer whose annual compensation exceeded $100,000 (the "Named Executive Officers") during fiscal 1996, 1997 or 1998:

EXECUTIVE COMPENSATION

                                                                                               LONG-TERM COMPENSATION AWARDS
                                                             ANNUAL                    ---------------------------------------------
                                           ------------------------------------------                   SECURITIES      LONG-TERM
           NAME AND                                                   OTHER ANNUAL       RESTRICTED     UNDERLYING      INCENTIVE
          PRINCIPAL                          SALARY       BONUS       COMPENSATION          STOCK        OPTIONS/         PLAN
           POSITION               YEAR        ($)          ($)           ($)(1)           AWARD(S)       SARS (#)        PAYOUTS
------------------------------  ---------  ----------  -----------  -----------------  ---------------  -----------  ---------------

Richard M. Brooks,............       1998  $  231,731      --              --                --             87,500             --
  President, Chief                   1997  $  220,673      --             -- --             -- --          236,111             --
  Executive Officer,                 1996  $  217,980      --                                               --             --
  Chief Financial
  Officer and
  Chairman of the Board

Ronald A. Feldman,............       1998  $  150,096      --              --                --             37,500         --
  Executive Vice                     1997  $  137,307      --             -- --             -- --           86,689         --
  President, Secretary and           1996    $135,654      --                                               --             --
  Treasurer

Robert L. May,................       1998  $   51,903          --              --                --        175,000         --
  Executive
  Vice President and
  Chief Operating Officer

           NAME AND                 ALL OTHER
          PRINCIPAL               COMPENSATION
           POSITION                    ($)
------------------------------  -----------------
Richard M. Brooks,............         --
  President, Chief                    -- --
  Executive Officer,
  Chief Financial
  Officer and
  Chairman of the Board
Ronald A. Feldman,............         --
  Executive Vice                      -- --
  President, Secretary and
  Treasurer
Robert L. May,................         --
  Executive
  Vice President and
  Chief Operating Officer

------------------------

(1) Excludes perquisites and other personal benefits, securities and properties otherwise categorized as salary or bonuses which in the aggregate, for each of the officers listed above, did not exceed the lesser of either $50,000 or 10% of the total annual salary reported for such person.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information concerning options granted to or held by the Named Executive Officers during the fiscal year ended June 30, 1998:

                                             INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------
                                                                           PERCENT OF
                                                            NUMBER OF    TOTAL OPTIONS/
                                                            SECURITIES        SARS
                                                            UNDERLYING     GRANTED TO         EXERCISE
                                                             OPTIONS      EMPLOYEES IN         OR BASE       EXPIRATION
                          NAME                               GRANTED       FISCAL YEAR      PRICE ($/SH)        DATE
---------------------------------------------------------  ------------  ---------------  -----------------  -----------

Richard M. Brooks........................................       87,500           29.2%        $    6.03        02/04/03

Ronald A. Feldman........................................       37,500           12.5%        $    6.03        02/04/03

Robert L. May............................................      175,000           58.3%        $    6.03        02/04/03

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

    The following table sets forth certain information regarding stock options exercised by the Named Executive Officers during the fiscal year ended June 30, 1998, as well as the number of exercisable and unexercisable in-the-money stock options and their values at fiscal year end. An option is in-the-money if the fair market value for the underlying securities exceeds the exercise price of the option.

                                                                             OPTIONS/SAR VALUES
                                                  -------------------------------------------------------------------------
                                                                                          NUMBER
                                                                                      OF SECURITIES          VALUE OF
                                                                                        UNDERLYING        UNEXERCISED IN-
                                                                                       UNEXERCISED           THE-MONEY
                                                                                     OPTIONS/SARS AT       OPTIONS/SARS
                                                       SHARES            VALUE            FY-END             AT FY-END
                                                     ACQUIRED ON       REALIZED        EXERCISABLE/        EXERCISABLE/
NAME                                                 EXERCISE #           ($)         UNEXERCISABLE      UNEXERCISABLE(1)
------------------------------------------------  -----------------  -------------  ------------------  -------------------
Richard M. Brooks,..............................             --               --        236,111/87,500  $  1,572,499/57,750
  President, Chairman of the Board, Chief
  Executive and Financial Officer

Ronald A. Feldman,..............................             --               --         86,689/37,500  $    577,349/24,750
  Executive Vice
  President, Secretary and Treasurer

Robert L. May,..................................             --               --        105,000/70,000  $     69,300/46,200
  Executive Vice President
  and Chief Operating Officer

------------------------

(1) The value of unexercised options is determined by multiplying the number of options held by the difference between the closing price of the Common Stock of $6.69 at June 30, 1998, as reported by the Nasdaq SmallCap Market, and the exercise price of the options.

EMPLOYMENT AGREEMENTS

    Effective October 1, 1998, Mr. Brooks, Mr. Feldman and Mr. May entered into three-year Employment Agreements with the Company to act in the capacities listed above for the Company. The Employment Agreements provide for continuous three-year terms, such that they renew each day for an additional day following October 1, 1998. Such agreements provide for annual base salaries of $325,000, $200,000 (through June 30, 1999 and $250,000 for the remainder of the term) and $250,000, respectively. Under their Employment Agreements, Messrs. Brooks, Feldman and May also receive life insurance, disability, hospitalization, major medical, vacation and other employee benefits, reimbursement of reasonable business expenses incurred on behalf of the Company, a non-accountable expense allowance of up to $1,000 per month and automobile expense reimbursement. The Employment Agreements are terminable only upon certain circumstances, such as for cause, disability and death, and if terminated for any other reason, Messrs. Brooks, Feldman and May shall be entitled to receive the product of (i) the base salary for such individual multiplied by (ii) 2.99 (the "Severance Benefit"). In addition, such individuals are entitled to terminate their respective Employment Agreements under certain circumstances, including a change of control of the Company, which shall occur in the event that the Company sells all or substantially all of its assets, merges with another entity which is not controlled by the Company, or 40% or more of the Company's outstanding Common Stock is acquired by any person or entity, in which event, such employee shall be entitled to receive the Severance Benefit. In addition, the Company granted options to purchase 87,500 and 37,500 shares of Common Stock to Mr. Brooks and Mr. Feldman, respectively, on February 5, 1998 at an exercise price equal to $6.03 per share. Of such options, 29,167 and 12,500, respectively, have vested, and the remaining 58,333 and 25,000, respectively, of such options will vest in two equal annual installments commencing on the second anniversary of the date of such grant. The Company maintains and is the beneficiary of key person life insurance policies in the amount of $3,000,000 and $1,000,000 on the lives of Messrs. Brooks and Feldman, respectively.

    In connection with the acquisitions of Triple A and Triple A Patrol and his employment agreement, Mr. May received options to purchase 175,000 shares of Common Stock on February 5, 1998 at an exercise price equal to $6.03 per share. Of such options, 128,333 have vested and the remaining 46,666 of such options will vest in two equal annual installments commencing on the second anniversary of the date of such grant.

1997 STOCK OPTION PLAN

    In October 1997, the Board of Directors of the Company adopted the 1997 Stock Option Plan (the "1997 Plan"), which was subsequently approved by the Company's stockholders on January 6, 1998.

    The 1997 Plan provides for the grant of options to purchase up to, but not in excess of, 600,000 shares of Common Stock to key employees, including but not limited to officers, directors, agents, consultants and independent contractors of the Company or any parent or subsidiary of the Company (excluding members of the Administrator (as defined in the 1997 Plan)), 593,875 of which have been granted and 6,125 of which are available for grant. Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. Incentive stock options may be granted only to employees of the Company or a subsidiary of the Company, while non-qualified options may be issued to non-employee directors, as well as to employees of the Company or its subsidiary.

    The 1997 Plan is administered by the Stock Option and Compensation Committee of the Board of Directors (the "Administrator"), which determines, among other things, those individuals who receive options, the time period during which the options may be exercised, the number of shares of Common Stock issuable upon the exercise of each option and the option exercise price.

    The exercise price per share of Common Stock subject to an incentive option may not be less than the fair market value per share of Common Stock on the date the option is granted. The per share exercise price of the Common Stock subject to a non-qualified option may be established by the Administrator. If the aggregate fair market value (determined as of the date the option is granted) of Common Stock for which any person may be granted incentive stock options which first become exercisable in any calendar year exceeds $100,000, such stock option shall be treated, to the extent of such excess, as an option which does not qualify as an incentive stock option. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to such person, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Shareholder") shall be eligible to receive any incentive stock options under the 1997 Plan unless the exercise price is at least 110% of the fair market value of the shares of Common Stock subject to the option, determined on the date of grant. Non-qualified options are not subject to such limitation.

    No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of an optionee's employment other than by death, retirement, permanent and total disability, unless extended by the Administrator on or before such employee's date of termination of employment, the optionee will have no more than three months after such termination during which the optionee shall be entitled to exercise all or any part of such employee's option, unless otherwise determined by the Administrator. Upon termination of employment of an optionee by reason of death, retirement, permanent or total disability, such optionee's options remain exercisable for one year thereafter to the extent such options were exercisable on the date of such termination.

    Options under the 1997 Plan must be issued within 10 years from the effective date of the Plan. The effective date of the 1997 Plan is September 1997. Incentive stock options granted under the 1997 Plan cannot be exercised more than 10 years from the date of grant. Incentive stock options issued to a 10% Shareholder are limited to five-year terms. All options granted under the 1997 Plan provide for the payment of the exercise price in cash or check or by delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods, or by such other methods approved by the Administrator pursuant to the 1997 Plan. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of such optionee's stock options with no additional investment other than the purchase of the original shares.

    Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the 1997 Plan.

    As of the date hereof, options to purchase 593,875 shares of Common Stock have been granted pursuant to the 1997 Plan as follows: (i) 75,000 shares of Common Stock to Mr. Allen, a director, (ii) 175,000 shares of Common Stock to Mr. May, an officer and a director, (iii) 75,000 shares of Common Stock to Mr. Rubin, a former director, (iv) 25,000 shares of Common Stock to Mr. Luehrs, a former director, (v) 25,000 shares of Common Stock to Mr. Chalfin, a director,
(vi) 87,500 shares of Common Stock to Mr. Brooks, an officer and director, (vii) 37,500 shares of Common Stock to Mr. Feldman, an officer and director, all of which options were granted in February 1998 at an exercise price equal to $6.03 and are subject to certain vesting requirements, and (viii) approximately 93,875 options granted to certain employees of the Company in October, 1998.

INCENTIVE STOCK OPTION PLAN

    In March 1992, the Company's Board of Directors and stockholders adopted and approved an Incentive Stock Option Plan ("ISO Plan"). The ISO Plan provides for the grant to key employees of the Company of stock options intended to qualify as "incentive stock options" under the provisions of the Code. A total of 13,334 shares of Common Stock have been reserved for issuance under the ISO Plan, all of which have been granted as of June 30, 1998.

NON-QUALIFIED STOCK OPTIONS

    In August 1990, the Company's Board of Directors approved a Nonqualified Stock Option Plan (the "NQO Plan") pursuant to which the Company may grant stock options to directors, officers, key employees and consultants. A total of 3,453 shares of Common Stock were reserved for issuance under the NQO Plan, all of which have been granted as of June 30, 1998.

REDUCTION OF EXERCISE PRICE OF CERTAIN STOCK OPTIONS

    On June 15, 1997, the Company reduced the exercise price of options to purchase 622,800 shares of Common Stock granted to officers, directors, and a key employee of the Company, from $7.50 to $4.50, or the prevailing market price. On June 27, 1997, the Company further reduced the exercise price of options to purchase 422,800 shares of Common Stock granted to officers and directors of the Company, from $4.50 to $0.03, which resulted in a compensation expense of $1,889,916. All such options were exercised in January, 1999.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of February 9, 1999, the record and beneficial ownership of Common Stock of the Company by each officer and director, all officers and directors as a group, and each person known to the Company to own beneficially or of record five percent or more of the outstanding shares of Common Stock:

                                                                            AMOUNT AND NATURE         PERCENTAGE OF
                           NAME AND ADDRESS                              OF BENEFICIAL OWNERSHIP       OUTSTANDING
                        OF BENEFICIAL OWNER(2)                                     (1)               STOCK OWNED (3)
----------------------------------------------------------------------  -------------------------  -------------------

Westar Capital, Inc. (4)..............................................             877,192                   10.9%

Richard M. Brooks (5).................................................             265,939                    3.3%

Ronald A. Feldman (6).................................................              99,856                    1.2%

Stuart R. Chalfin (7).................................................              25,000                       *

Robert L. May (8).....................................................             717,953                    8.8%

A. Clinton Allen (9)..................................................              75,000                       *

Executive Officers and Directors as a group (five persons) (10).......           1,183,748                   14.2%

------------------------

*   Less than one percent.

(1) For purposes of the above table, a person or group of persons is deemed to have "beneficial ownership" of any shares that such person or group has the right to acquire within 60 days after such date; and for purposes of computing the percentage of outstanding shares held by each person or group on a given date, such shares are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

   Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and is generally determined by voting power and/or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the Company believes that the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The address for the referenced holders who beneficially own 5% or more of the outstanding Common Stock of the Company is c/o Response USA, Inc., 11-H Princess Road, Lawrenceville, New Jersey, 08648, except for Westar Capital, Inc. whose address is 1021 Main Street, Suite 1270, Houston, Texas. Information as to Westar Capital, Inc. was derived from the Schedule 13D and any amendments thereto filed by such stockholder, and, except for the percentage ownership, reflects the information contained therein as of the date such 13D was filed.

(3) Individual percentages have been rounded to the nearest 0.1%; based upon 8,057,985 shares of Common Stock outstanding on February 9, 1999.

(4) Westar Security, Inc., Protection One, Inc., Westar Capital, Inc., and Western Resources, Inc., are affiliated companies and may be collectively deemed to be the beneficial owners of the Common Stock.

(5) Includes 29,167 shares issuable upon exercise of currently exercisable options. Does not include 58,333 shares issuable upon exercise of the unvested portion of options granted on February 5, 1998, which options shall vest in three equal annual installments commencing on the first anniversary of the date of grant of such options, one third of which vested on February 5, 1999. See "Employment Agreements."

(6) Includes 12,500 shares issuable upon exercise of currently exercisable options. Does not include 25,000 shares issuable upon exercise of the unvested portion of options granted on February 5, 1998, which options shall vest in three equal annual installments commencing on the first anniversary of the date of grant of such options, one third of which vested on February 5, 1999. See "Employment Agreements."

(7) Includes 25,000 shares issuable upon exercise of currently exercisable options, which were granted on February 5, 1998 and have vested.

(8) Includes 128,333 shares issuable upon exercise of currently exercisable options. Does not include 46,667 shares issuable upon exercise of the unvested portion of options granted on February 5, 1998, which options shall vest in three equal annual installments commencing on the first anniversary of the date of grant of such options, one third of which vested on February 5, 1999. See "Employment Agreements."

(9) Includes 75,000 shares issuable upon exercise of currently exercisable options which were granted on February 5, 1998 and have vested.

(10) Includes 270,000 shares issuable upon exercise of currently exercisable options referred to in notes (5), (6), (7), (8) and (9) above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Except as described below or under "Directors and Executive Officers of the Registrant" and "Executive Compensation," the Company has not engaged in any transactions with individuals who, at the time of such transaction, were officers, directors, principal stockholders or affiliates thereof during the two fiscal years ended June 30, 1997 and 1998.

    In connection with the appointment of A. Clinton Allen as a director of the Company, the Company entered into a three-year consulting agreement with A.C. Allen & Co., a company owned by Mr. Allen, commencing February 1999, pursuant to which A.C. Allen & Co. will receive $4,000 per month in consideration for Mr. Allen providing certain consulting services to the Company. Such consulting agreement was approved by the Company's independent directors.

    Stuart R. Chalfin, a director of the Company is President of Stuart Financial, Inc. which performed consulting services for the Company in connection with acquisitions by the Company. Stuart Financial, Inc. received consulting fees in connection with such services in the amount of $13,000 for the fiscal year ended June 30, 1998 and $27,000 from June 30, 1998 through December 31, 1998.

    The Company intends that all future material affiliated transactions and loans will be made or entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties and that all future material affiliated transactions and loans, and any forgiveness of loans, must be approved by a majority of the Company's independent directors who do not have an interest in the transactions and who had access, at the Company's expense, to the Company's or independent legal counsel. In addition, the Company has agreed to maintain at least two independent directors on its Board of Directors.

    Robert L. May, a director and executive officer of the Company, is the landlord for the Company's leased properties located in Wilkes Barre and Hamlin, Pennsylvania. During the fiscal year ended June 30, 1998, the Company made rental payments to Mr. May in the amount of $61,667.

                                 PROPOSAL NO. 2
                       ADOPTION OF 1999 STOCK OPTION PLAN

    The purpose of the 1999 Stock Option Plan is to attract, retain and provide additional incentive to selected employees, officers, directors, agents, consultants and independent contractors of the Company, or of any parent or subsidiary of the Company. Each option granted pursuant to the 1999 Stock Option Plan is required to be designated at the time of grant as either an "incentive stock option" or as a "non-qualified stock option." The following description of the 1999 Stock Option Plan is qualified in its entirety by reference to the 1999 Stock Option Plan itself attached as Appendix A.

    ADMINISTRATION OF THE PLAN

    The 1999 Stock Option Plan is administered by the Board of Directors of the Company or by any committee duly appointed by the Board, which determines who among those eligible will be granted options, the time or times at which options will be granted, the number of shares to be subject to options, the durations of options, any conditions to the exercise of options and the manner in and price at which options may be exercised. The Board is authorized to amend, suspend or terminate the 1999 Stock Option Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the 1999 Stock Option Plan; (ii) permit the grant of a stock option under the 1999 Stock Option Plan with an option price less than 85% of the fair market value of the shares at the time such option is granted (or 110% for greater than 10% stockholders); (iii) change the eligibility requirements for participation in the 1999 Stock Option Plan; (iv) extend the term of any option or the period during which any option may be granted under the 1999 Stock Option Plan; or (v) decrease an option exercise price (although an option may be canceled and a new option granted at a lower exercise price).

    SHARES SUBJECT TO THE PLAN

    The 1999 Stock Option Plan provides that options may be granted with respect to a total of 750,000 shares of Common Stock, subject to adjustment upon certain changes in capitalization without receipt of consideration by the Company. In addition, if the Company is involved in a merger, consolidation, dissolution or liquidation, the options granted under the 1999 Stock Option Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 1999 Stock Option Plan.

    PARTICIPATION

    Any employee, officer, director, agent, consultant or independent contractor of the Company is eligible to receive incentive stock options or non-qualified stock options granted under the 1999 Stock Option Plan.

    OPTIONS FOR NON-EMPLOYEE DIRECTORS

    Upon approval of the 1999 Stock Option Plan by the stockholders at the Annual Meeting of Stockholders, each non-employee director shall be granted a non-qualified stock option to purchase 35,000 shares of Common Stock at the fair market value of the Common Stock on the date of such grant. Upon first election or appointment to the Board of Directors, each non-employee director shall be granted a non-qualified stock option to purchase 20,000 shares of Common Stock at the fair market value of the Common Stock as of the date of such grant. Thereafter, each non-employee director shall be annually granted a non-qualified stock option to purchase 20,000 shares of Common Stock at the fair market value on the date of such grant.

    OPTION PRICE

    The exercise price of each option will be determined by the Board (or any committee appointed by the Board), but incentive stock options may not be priced less than 85% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.

    TERMS OF OPTIONS

    The Board (or any committee appointed by the Board), in its discretion, establishes the term of each option, provided that the maximum term of each option is 10 years. Options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company expires not more than five years after the date of grant. The 1999 Stock Option Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment.

    OPTION GRANTS

    The Company has not issued any options or awards to purchase shares of Common Stock under the 1999 Stock Option Plan. The Company has not issued any options under the 1999 Stock Option Plan to (i) the Company's Chief Executive Officer, Chairman of the Board and President, (ii) any current executive officer, (iii) any current director who is not an executive officer, (iv) any director or nominee for election as a director and (v) any associate of any of the persons referenced in (i) through (iv) above. The Company does not currently know nor is it determinable the number of options or awards that the Company will grant under the 1999 Stock Option Plan to any of the aforementioned persons, except for the grant of options to purchase 35,000 shares of Common Stock to each of the two non-employee directors of the Company and the automatic annual grants thereafter of options to purchase 20,000 shares of Common Stock to each non-employee director of the Company at the fair market value of the Common Stock on the date of such grant.

                               NEW PLAN BENEFITS
                             1999 STOCK OPTION PLAN

                                                                                                          NUMBER OF
                                                                                           DOLLAR     SHARES UNDERLYING
                                                                                            VALUE          OPTIONS
                                                                                         -----------  -----------------
Richard M. Brooks......................................................................   $      (1)              0
  President,
  Chairman of the Board,
  Chief Executive and Financial
  Officer and Director
Ronald A. Feldman......................................................................   $      (1)              0
  Executive Vice President,
  Secretary, Treasurer and
  Director
Robert L. May..........................................................................   $      (1)              0
  Executive Vice President
  Chief Operating Officer and
  Director
Executive Officers as a group..........................................................   $      (1)              0
Non-executive-directors as a group.....................................................   $      (1)         70,000
Nominees for election as directors as a group..........................................   $      (1)              0
Non-executive employees as a group.....................................................   $      (1)              0

------------------------

(1) The dollar value of options is equal to the difference between the exercise price of the options granted and the fair market value of the Company's Common Stock at the date of exercise. Accordingly, such dollar value is not readily ascertainable.

    CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1999
     STOCK OPTION PLAN UNDER CURRENT LAW

    The following discussion is only a summary of the principal federal income tax consequences of the grant of incentives under the 1999 Stock Option Plan and is based on existing federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of each optionee, which may substantially alter or modify the federal income tax consequences herein discussed.

    The Taxpayer Relief Act of 1997 (the "1997 Tax Act") significantly changed the tax treatment of long-term capital gains for individuals. Under the 1997 Tax Act, the maximum capital gains tax rates for individuals are: (i) 20% on gains from the sales of capital assets held for more than 18 months, and (ii) 28% on gains from sales of capital assets held for more than 12 months but not more than 18 months. In contrast, the maximum individual ordinary income tax rate is 39.6%. The following discussion assumes that the shares of Common Stock acquired directly or upon exercise of an option constitute capital assets in the optionee's hands.

    INCENTIVE STOCK OPTIONS. An optionee will recognize no taxable income at the time an incentive stock option is granted, vests or is exercised. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the transfer of such shares to the optionee, any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the optionee's alternative minimum tax.

    If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of the disqualifying disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disqualifying disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) provided that the disqualifying disposition is made more than one year after the shares are transferred to the optionee, long-term capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise.

    NON-QUALIFYING OPTIONS. An optionee will recognize no taxable income at the time a non-qualified stock option is granted or vests. An optionee will realize ordinary income in the year of exercise of a non-qualified stock option measured by the difference between the fair market value on the exercise date of the shares transferred and the option price.

    DEDUCTIONS FOR FEDERAL INCOME TAX PURPOSES

    The Company will be entitled (provided it satisfies certain reporting requirements) to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise if non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding periods outlined above are met, no deduction will be available to the Company in connection with an incentive stock option.

    Under the Revenue Reconciliation Act of 1993, for fiscal years beginning after January 1, 1994, the Company may not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year per individual employee. Covered employees include the chief executive officer and the four other highest compensated officers of the Company for that tax year. Certain performance-based compensation including stock options are exempt provided that, among other things, the stock options are granted by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors; the Plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; and the plan under which the options are granted is approved by stockholders. The Company intends that stock options issued under the 1999 Stock Option Plan with an exercise price equal to or greater than the fair market value of the shares at the time of the grant will qualify as performance-based compensation.

    MARKET VALUE OF SECURITIES UNDERLYING OPTIONS

    As of February 9, 1999, the closing bid price of the Common Stock as reported in the Nasdaq SmallCap Market was $3 3/32 per share.

    APPROVAL AND TERMINATION

    The 1999 Stock Option Plan was approved by the Board of Directors of the Company on February 11, 1999 and, unless sooner terminated by the Board of Directors (or any committee appointed by the Board), will terminate on February 11, 2009.

    The Board of Directors will offer the following resolution at the Annual
Meeting:

    RESOLVED, that the 1999 Stock Option Plan is approved and adopted.

    THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 PROPOSAL NO. 3
                     RATIFICATION OF SELECTION OF AUDITORS

    The firm of Fishbein & Company, P.C. ("Fishbein") audited the financial statements of the Company for the fiscal years ended June 30, 1990 through June 30, 1996. On July 2, 1997, the Board of Directors of the Company determined not to appoint Fishbein to audit the financial statements of the Company for the fiscal year ended June 30, 1997. On July 3, 1997, pursuant to a vote of the Board of Directors, the firm of Deloitte & Touche LLP was selected to audit the financial statements of the Company for the year ended June 30, 1997. At last year's Annual Meeting held on January 6, 1998, the shareholders ratified the Board of Directors' decision to hire Deloitte & Touche LLP ("Deloitte") as the Company's auditors.

    The report of Fishbein on the Company's financial statements for the previous years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the entire period of the engagement of Fishbein, through July 3, 1997, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Fishbein's satisfaction, would have caused Fishbein to make reference in connection with its reports to the subject matter of the disagreement.

    Accordingly, the Board of Directors will offer the following resolution at the Annual Meeting:

    RESOLVED, that the reappointment by the Board of Directors of Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the year ended June 30, 1998 be, and hereby is, ratified and approved.

    It is anticipated that a member of Deloitte will be present at the Annual Meeting to respond to appropriate questions and will have the opportunity, if desired, to make a statement.

    THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                            STOCKHOLDERS' PROPOSALS

    It is anticipated that the next Annual Meeting of Stockholders will be held in December 1999. Stockholders who seek to present proposals at the Company's next Annual Meeting of Stockholders must submit their proposals to the Secretary of the Company on or before June 15, 1999.

    In the event the Company receives notice of a stockholder proposal to take action at next year's Annual Meeting of Stockholders that is not submitted for inclusion in the Company's proxy materials, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office prior to the date of the next Annual Meeting of Stockholders.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act, requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the fiscal year ended June 30, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                     INCORPORATION OF FINANCIAL INFORMATION

    The Company's audited financial statements for the year ended June 30, 1998 and related disclosures are incorporated by reference herein from the Company's 1998 Annual Report which accompanies this Proxy Statement.

                                    GENERAL

    In addition to the use of mails, proxies may be solicited by personal interview, telephone and telefax, by directors, officers and regular employees of the Company, without extra remuneration therefor. The Company will bear the cost of solicitation of proxies. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock.

    The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

    Unless contrary instructions are indicated on the proxy, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal Nos. 2 and 3 and FOR the election of all directors nominated.

    The Board of Directors knows of no business other than that set forth above to be transacted at the Annual Meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                          By Order of the Board
                                          of Directors,

                                          Ronald A. Feldman, Secretary

Lawrenceville, New Jersey
February 23, 1999

                               RESPONSE USA, INC.
                             1999 STOCK OPTION PLAN

    SECTION 1. PURPOSE. The purpose of the Response USA, Inc., 1999 Stock Option Plan (this "Plan") is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of Response USA, Inc., (the "Company") or of any parent or subsidiary (as defined in subsection
5.7 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or non-qualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

    SECTION 2. ADMINISTRATION.

    (a) This Plan shall be administered by the Board of Directors of the Company (the "Board"), except to the extent the Board delegates its authority to a committee of the Board to administer this Plan. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator."

    (b) For so long as the Company's Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no Option shall be granted to a director or officer (subject to Section 16 of the Exchange Act) of the Company by the Board unless (i) approved in advance by the Board or the Plan Administrator in accordance with the provisions of Rule 16b-3(d)(1) under the Exchange Act (where the Plan Administrator, if not the entire Board, is a committee of the Board composed solely of two or more non-employee directors who satisfy the requirements of Rule 16b-3(b)(3) under the Exchange Act), or (ii) approved in advance, or subsequently ratified by, the stockholders in accordance with the provisions of Rule 16b-3(d)(2) under the Exchange Act, except that an option may be granted absent such approval if the option provides that no officer or director of the Company may sell shares received upon the exercise of such option during the six-month period immediately following the grant of such option.

        2.1 PROCEDURES. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

        2.2 RESPONSIBILITIES. Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options, including the designation of such options as an incentive stock option or non-qualified stock option. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code (the "Code") Section 422, the regulations thereunder, and any amendments thereto.

        2.3 SECTION 16(B) COMPLIANCE AND BIFURCATION OF PLAN. It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Exchange Act, to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to
Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

    SECTION 3. STOCK SUBJECT TO THIS PLAN. The stock subject to this Plan shall be the Company's Common Stock, par value $0.008 per share (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 750,000 shares as such Common Stock was constituted on the effective date of this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, canceled or terminated options.

    SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee".

    SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan (the "Option Agreement"). Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

        5.1 NUMBER OF SHARES AND PRICE. The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than 85% of the fair market value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% stockholders, the exercise price shall be as required by Section 6.

        5.2 TERM AND MATURITY. Subject to the restrictions contained in Section 6 with respect to granting incentive stock options to greater than 10% stockholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable in three equal annual installments unless otherwise determined by action of the Company's Stock Option Committee; provided, however, all option shares shall become immediately exercisable in the event that there is a merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation or other Change of Control pursuant to Section 7.1.1 hereof.

        5.3 EXERCISE. Subject to any vesting schedule described in subsection
5.2 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased upon any exercise of an option hereunder and that only whole shares will be issued pursuant to the exercise of any option. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

        5.4 PAYMENT OF EXERCISE PRICE. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Common Stock being purchased.

        The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

        (a) delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

        (b) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; or

        (c) delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

        5.5 WITHHOLDING TAX REQUIREMENT. The Company or any related corporation shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold such shares in whole or in part until the Company is so reimbursed. In lieu thereof, the Company, at its option in its sole discretion, shall (a) have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or (b) retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act.

        5.6 ASSIGNABILITY AND TRANSFERABILITY OF OPTION. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Securities Act of 1974, as amended, or the rules thereunder or (iii) as otherwise determined by the Plan Administrator and set forth in the Option Agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this Section.

        5.7 TERMINATION OF RELATIONSHIP. If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death, retirement, permanent or total disability, and unless by its terms the option sooner terminates or expires or is extended by the Plan Administrator, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted otherwise by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionees relationship with the Company or related corporation changes (i.e., from employee to non-employee, such as a consultant), such change shall constitute a termination of an Optionees employment with the Company or related corporation and the Optionee's incentive stock option shall become a non-qualified stock option.

        If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for willful misconduct, gross negligence, dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information; provided, however, in the case of an employee who is a party to an employment agreement with the Company or any related corporation, "cause" shall have the meaning set forth in such employees employment agreement. If an Optionee's relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

        If an Optionee's relationship with the Company or any related corporation ceases because of a retirement, permanent or total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Plan Administrator.

        For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any related corporation shall not be deemed to constitute a cessation of relationship with the Company or any of its related corporations. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

        As used herein, the term "related corporation", when referring to a subsidiary corporation, shall mean any corporation (other than the Company) or other entity in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests of each of the corporations or other entities other than the Company is owned by one of the other corporations or other entities in such chain. When referring to a parent corporation or other entity, the term "related corporation" shall mean any corporation or other entity in an unbroken chain of corporations or other entities ending with the Company if, at the time of the granting of the option, each of the corporations or other entities other than the Company owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or other entities in such chain.

        5.8 DEATH OF OPTIONEE. If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee, to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionees rights under the option shall pass by will or by the applicable laws of descent and distribution.

        5.9 STATUS OF SHAREHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

        5.10 CONTINUATION OF EMPLOYMENT. Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

        5.11 MODIFICATION AND AMENDMENT OF OPTION. Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code
Section 424(h) and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

        5.12 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS. As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Code is amended or if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributee of an Optionee or issues regulations, changing or eliminating such annual limit, in which case the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be.

        5.13 VALUATION OF COMMON STOCK RECEIVED UPON EXERCISE

            5.13.1 EXERCISE OF OPTIONS UNDER SECTIONS 5.4(A) AND (C). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value, which shall mean the last reported sales price, regular way, of the Common Stock on the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the exercise notice under Section 5.4(c) hereof (or, if no sale takes place on any such day, the closing bid price of the Common Stock on such day), on the principal securities exchange (including the National Association of Securities Dealers, Inc. (the "NASDAQ" National Market System) on which the Common

Stock is admitted or listed for trading, or, if the Common Stock is not listed on any such exchange on any such day, the highest reported bid price for the Common Stock as furnished by the NASD through NASDAQ, or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not listed for trading on an exchange and is not quoted on NASDAQ or any similar organization on any such day, the fair value of a share of Common Stock on such day as determined by the Plan Administrator of the Company in good faith.

            5.13.2 EXERCISE OF OPTION UNDER SECTION 5.4(B). The value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof
(a) in the case of the sale of the Common Stock received as a result of the exercise by a broker on the date of receipt by the Company of the Optionee's exercise notice, shall equal the sales price received for such shares; and
(b) in all other cases, shall be determined as provided in Section 5.13.1 hereof.

        5.14 NON-EMPLOYEE DIRECTORS. Upon approval of the 1999 Stock Option Plan by the stockholders at the Annual Meeting of Stockholders, each non-employee director shall be granted a non-qualified stock option to purchase 35,000 shares of Common Stock at the fair market value of the Common Stock on the date of such grant. Upon first election or appointment to the Board of Directors, each non-employee director shall be granted a non-qualified stock option to purchase 20,000 shares of Common Stock at the fair market value of the Common Stock as of the date of such grant. Thereafter, each non-employee director shall be annually granted a non-qualified stock option to purchase 20,000 shares of Common Stock at the fair market value on the date of such grant.

    SECTION 6. GREATER THAN 10% STOCKHOLDERS.

        6.1 EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS. If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required (or, in the sole discretion of the Plan Administrator, permitted) by a change in the Code or by a ruling or pronouncement of the Internal Revenue Service.

        6.2 ATTRIBUTION RULE. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

    SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

        7.1. EFFECT OF LIQUIDATION, REORGANIZATION OR CHANGE IN CONTROL.

            7.1.1 CASH, STOCK OR OTHER PROPERTY FOR STOCK. Except as provided in subsection 7.1.2, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company), liquidation of the Company, or other "Change of Control" of the Company as a result of which the stockholders of the Company receive cash or property other than capital stock in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation or Change of Control to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied. A "Change of Control" of the Company shall be deemed to have occurred in addition to the events set forth in this subsection 7.1.1, if any change occurs which would be required to be reported under item 1 on Form 8-K, promulgated under the Exchange Act.

            7.1.2 CONVERSION OF OPTIONS ON STOCK FOR STOCK EXCHANGE. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

        7.2 FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

        7.3 DETERMINATION OF BOARD TO BE FINAL. All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 425(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

    SECTION 8. SECURITIES REGULATION. Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

    As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Company may also require such other action or agreement by the Optionees as it may from time to time deem to be necessary or advisable. The Company shall not be obligated, by reason of this provision or otherwise, to undertake registration of the options or stock thereunder.

    Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or inter-dealer quotation system, all stock issued hereunder if not previously listed on such exchange or inter-dealer quotation system shall be authorized by that exchange or system for listing thereon prior to the issuance thereof.

    SECTION 9. AMENDMENT AND TERMINATION.

        9.1 Board Action. The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will:

            (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;

            (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan; or

            (c) require shareholder approval under applicable law, including
Section 16(b) of the Exchange Act.

        9.2 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

    SECTION 10. EFFECTIVENESS OF THIS PLAN. This Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting at any time within 12 months before or after the adoption of this Plan.

    Adopted by the Board of Directors on February 11, 1999 and approved by the
stockholders on            , 1999.

                               RESPONSE USA, INC.
                   NONQUALIFIED STOCK OPTION LETTER AGREEMENT

                                                                           Date:
                                                                ----------------

TO:
------------------------

    We are pleased to inform you that you have been selected by the Plan Administrator of the 1999 Stock Option Plan (the "Plan") of Response USA, Inc., (the "Company"). The Plan was adopted by the Board of Directors, by the Stockholders at the Company's 1999 Annual Meeting of Stockholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive a nonqualified option for
the purchase of       shares of the Company's common stock, par value $0.008 per
share ("Common Stock"), at an exercise price of $      per share (the "exercise
price"), and subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference. It is understood that this Option is not intended to constitute an incentive stock option as that term is defined in Section 422A of the Internal Revenue Code of 1986, as amended.

    The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

    NUMBER OF SHARES: The option granted to you covers an aggregate of shares of Common Stock.

    EXERCISE PRICE:  The exercise price per share of Common Stock subject to
your option is $      per share (the "Exercise Price").

    ADJUSTMENTS. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

    DATE OF GRANT:  The date of grant of the option is             .

    TERM: The term of the option is ten years from date of grant, unless sooner terminated.

    VESTING: Your option shall vest in three equal annual installments unless otherwise determined by the Plan Administrator.

    EXERCISE: The vested position of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Nonqualified Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

    PAYMENT FOR SHARES: The vested portion of this option may be exercised by the delivery of:

    (a) Cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

    (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

    (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

    (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised;.

    Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

    TERMINATION: Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation, unless cessation is due to death, retirement, permanent or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship.

    All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death, retirement, permanent or total disability.

    TRANSFER OF OPTION: The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

    NOTICE: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

    YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

    It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

    All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

    This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

    Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                        Very truly yours,

                                        Response USA, Inc.

                                        By:
                ----------------------------------------------------------------

                                        [NAME AND TITLE]

                         ACCEPTANCE AND ACKNOWLEDGMENT

    I, a resident of the State of                     , accept the nonqualified
stock option described above and in Response USA, Inc. 1999 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8.

    Dated: ________________________

-------------------------------------------
-------------------------------------------

  Taxpayer I.D. Number

    By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

    Dated: ________________________

                                                  ------------------------------

                                                        Spouse's Signature

                                                  ------------------------------

                                                           Printed Name

                               NOTICE OF EXERCISE

[NAME AND ADDRESS OF ISSUER]

Gentlemen:

    I hereby exercise my right to purchase       shares of Common Stock (the
"Shares") of Response USA, Inc., a Delaware corporation, pursuant to, and in accordance with, the Response USA, Inc. 1999 Nonqualified Stock Option Agreement
("Agreement") dated             . As provided in that Agreement, I deliver
herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

Name:

Address:

Social Security Number:
------------------------

    The aggregate exercise price is $            (total number of shares to be
purchased x $      per share).

    1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

        (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

        (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

        (c) the undersigned is a sophisticated investor;

        (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

        (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

    2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to stockholders generally.

    3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

    4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

                                        Very truly yours,

--------------------------------------------------------------------------------

                                                      (signature)

--------------------------------------------------------------------------------
                                              (please type or print name)

                               RESPONSE USA, INC.

                    INCENTIVE STOCK OPTION LETTER AGREEMENT

                                                         Date:

TO:

    We are pleased to inform you that you have been selected by the Plan Administrator of the 1999 Stock Option Plan (the "Plan") of Response USA, Inc., (the "Company") to receive stock options. The Plan was adopted by the Board of Directors and approved by the stockholders of the Company at the Company's 1999 Annual Meeting of Stockholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will
be entitled to receive an incentive option for the purchase of       shares of
the Company's common stock, $0.008 par value ("Common Stock"), at an exercise
price of $      per share (the "exercise price"). A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference.

    The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

    NUMBER OF SHARES: The option granted to you covers an aggregate of shares of Common Stock.

    EXERCISE PRICE: The exercise price per share of Common Stock subject to your
option is $      per share (the "Exercise Price").

    ADJUSTMENTS. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

    DATE OF GRANT: The date of grant of the option is             .

    TERM. The term of the option is ten years from date of grant, unless sooner terminated.

    VESTING. Your option shall vest in three equal annual installments unless otherwise determined by the Plan Administrator.

    EXERCISE. The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Incentive Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

    PAYMENT FOR SHARES. The vested portion of this option may be exercised by the delivery of:

    (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

    (b) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

    (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

    (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised.

    Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

    TERMINATION. Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation thereof, unless cessation is due to death, retirement, permanent or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death, retirement, permanent or total disability.

    TRANSFER OF OPTION. The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

    NOTICE: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

    YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

    It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

    All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

    This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

    Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                          Very truly yours,

                                          [NAME AND TITLE]

By:
[NAME AND TITLE]

                         ACCEPTANCE AND ACKNOWLEDGMENT

    I, a resident of the State of             , accept the stock option
described above granted under the Response USA, Inc., 1999 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8 thereof.

Dated:

--------------------------------------------   --------------------------------------------
Taxpayer I.D. Number                           Signature

    By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of such Optionee's execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:

                                                              ----------------------------
                                                              Spouse's Signature
                                                              ----------------------------
                                                              Printed Name

                               NOTICE OF EXERCISE

[NAME AND ADDRESS OF ISSUER]

Gentlemen:

    I hereby exercise my right to purchase       shares of Common Stock (the
"Shares") of Response USA, Inc., a Delaware corporation, pursuant to, and in accordance with, the Response USA, Inc., 1999 Incentive Stock Option Agreement
("Agreement") dated                  . As provided in that Agreement, I deliver
herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:
    Name: ________________________________________
    Address: ______________________________________

--------------------------------------

    Social Security Number:
------------------------

    The aggregate exercise price is $      (total number of shares to be
purchased x $      per share).

1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

    (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

    (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

    (c) the undersigned is a sophisticated investor;

    (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

    (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to stockholders generally.

3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

                                               Very truly yours,

                                               --------------------------------------------
                                                                (signature)

                                               --------------------------------------------
                                                        (please type or print name)

                          PLEASE DATE, SIGN AND MAIL YOUR
                        PROXY CARD BACK AS SOON AS POSSIBLE!

                          ANNUAL MEETING OF STOCKHOLDERS
                               RESPONSE USA, INC.

                                 MARCH 30, 1999


                 Please Detach and Mail in the Envelope Provided


     Please mark your
/X/  votes as in this
     example.


                            AUTHORITY
                            WITHHELD
                  FOR ALL   AS TO ALL
                 NOMINEES    NOMINEES                                                                     FOR    AGAINST   ABSTAIN
1. Proposal No. 1  /  /        /  /    Nominees:            2. Proposal No. 2                             /  /     /  /      /  /
   Election of                           Richard M. Brooks     Adoption of the 1999 Stock Option Plan.
   Directors.                            Ronald A. Feldman
                                         Robert L. May      3. Proposal No. 3
For, except authority withheld as to     A. Clinton Allen      Ratification of the selection of
the following nominee(s):                Stuart R. Chalfin     Deloitte & Touche LLP, as the independent  /  /     /  /      /  /
                                                               auditors of the Company.

                                                            4. The undersigned hereby confers upon the proxies, and each of them, discretionary authority to vote upon such other business as may properly come before the meeting.

                                                             SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




_____________________________________  _________________________________ Dated: ______________ , 1999
        (Signature)                            (Print Name)

NOTE: (Please date, sign as name appears above, and return promptly. If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.


                                  RESPONSE USA, INC.

                 ANNUAL MEETING OF STOCKHOLDERS, TUESDAY, MARCH 30, 1999

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned hereby appoints RICHARD M. BROOKS and RONALD A. FELDMAN and each of them, with the power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Response USA, Inc. (the "Company") to be held at Burns & Levinson LLP, 125 Summer Street, Boston, MA 02110 on Tuesday, March 30, 1999 at 10:00 a.m. local time and at any adjournments thereof, and to vote the shares of stock the undersigned would be entitled to vote if personally present, as indicated on the reverse side hereof.

  THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR PROPOSAL NOS. 2 AND 3 AND FOR THE ELECTION OF RICHARD M. BROOKS, RONALD A. FELDMAN, ROBERT L. MAY, A. CLINTON ALLEN AND STUART R. CHALFIN, AS DIRECTORS.


              (Continued and to be signed on the reverse side.)